UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: January 10, 2005

STARSOFT, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

000-50546 (Commission File Number)	86-0914052 (IRS Employer Identification Number)

Anthony Lee, President and Chief Executive Officer
3665 Ruffian Road, Suite 225, San Diego, California 92123
(Address of principal executive offices)

(778) 889-8014
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective January 10, 2005, the board of directors of Starsoft, Inc. ("Company") amended the Company's Bylaws, pursuant to unanimous consent, to permit the shareholders of the Company to take corporate action in lieu of annual or special meetings in accordance with the Nevada Revised Statutes 78.320.2.

The Nevada Revised Statutes provide that any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

The amendment to the Company's bylaws has been incorporated into and made part of the Company's corporate governance.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included:

Exhibit No.	Page No.	Description
3(ii)(b)	3	Amendment to the Bylaws of Starsoft, Inc. dated January 10, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Starsoft, Inc.

Signature	**Date**
By: /s/ Anthony Lee	January 12, 2005

Name: Anthony Lee
Title: President, Chief Executive Officer and Chief Financial Officer

EXHIBIT 3(ii)(b)

AMENDMENT
TO THE
BYLAWS OF

STARSOFT, INC.

Pursuant to Section 78.120.2 of the Nevada Revised Statutes and Article VIII Section 2 of the Bylaws of Starsoft, Inc. ("Corporation"), the undersigned person, desiring to amend the Bylaws of the Corporation, under the laws of the State of Nevada, does hereby sign, verify, and incorporate into the records of the Corporation this Amendment to the Bylaws of Starsoft, Inc.

Pursuant to the provisions of Section 78.120.2 of the Nevada Revised Statutes and Article VIII Section 2 of the Corporation's Bylaws, the amendment contained herein was duly approved and adopted by the unanimous consent of the board of directors of the Corporation.

The Articles of Incorporation of the Corporation were filed and approved by the Office of the Secretary of State of the State of Nevada on April 27, 1998; and the Bylaws of the Corporation were subsequently adopted by the Board of Directors of the Corporation; and

Pursuant to a unanimous written consent resolution of the Board of Directors dated January 10, 2005, the Board of Directors of the Corporation approved the adoption of this Amendment to the Bylaws of Starsoft, Inc. permitting the majority of the shareholders of the Corporation to take action on corporate matters in accordance with the Nevada Revised Statutes.

THEREFORE, Section 10 of Article 1 titled Meetings of Shareholders is hereby amended and restated in its entirety as follows:

"ARTICLE 1 MEETINGS OF SHAREHOLDERS

> 10. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action to be taken, shall be signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required."

The amendment to the Corporation's Bylaws is effective upon incorporation into the records of the Corporation this January 10, 2005.

DATED this 10th day of January, 2005.

/s/ Anthony Lee
Anthony Lee, Chief Executive Officer and Director